================================================================================
                                      2000
================================================================================
                                  Annual Report

                                October 31, 2000








                                  TD Waterhouse
                                     Dow 30
                                      Fund
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST
                    BOARD OF TRUSTEES AND EXECUTIVE OFFICERS


       TRUSTEES                                                                           EXECUTIVE OFFICERS
       George F. Staudter                        Carolyn B. Lewis                         George A. Rio*
       Director of Koger Equity, Inc.            President of                             President, Treasurer
       Independent Financial Consultant          The CBL Group                            and Chief Financial Officer

       Richard W. Dalrymple                      Lawrence J. Toal                         Christopher J. Kelley*
       President of Teamwork                     President and CEO of                     Vice President and Secretary
       Management, Inc.                          Dime Bancorp, Inc.

       *Affiliated person of the Distributor



                                           TD WATERHOUSE ASSET MANAGEMENT, INC.
                                          BOARD OF DIRECTORS AND SENIOR OFFICERS


       DIRECTORS
       Lawrence M. Waterhouse, Jr.               Frank J. Petrilli                        Richard H. Neiman
       Chairman                                  Chairman, President and                  Executive Vice President,
       TD Waterhouse Holdings, Inc.              Chief Executive Officer                  General Counsel and Secretary


       Senior Officers
       David A. Hartman                          B. Kevin Sterns                          Michele R. Teichner
       Senior Vice President                     Executive Vice President                 Senior Vice President
       Chief Investment Officer                  Chief Financial Officer &Treasurer       Compliance, Administration
                                                                                          & Operations


                                                   SERVICE PROVIDERS


                  INVESTMENT MANAGER                       TRANSFER AGENT                       INDEPENDENT AUDITORS
          TD Waterhouse Asset Management, Inc.    National Investor Services Corp.                Ernst &Young LLP
                    100 Wall Street                        55 Water Street                       787 Seventh Avenue
                  New York, NY 10005                     New York, NY 10041                      New York, NY 10019

                    ADMINISTRATOR &                           CUSTODIAN                             LEGAL COUNSEL
                 Shareholder Servicing                  The Bank of New York                   Swidler Berlin Shereff
         TD Waterhouse Investor Services, Inc.            100 Church Street                         Friedman, LLP
                    100 Wall Street                      New York, NY 10286                     405 Lexington Avenue
                  New York, NY 10005                                                             New York, NY 10174
              Customer Service Department                    DISTRIBUTOR
                    1-800-934-4448                     Funds Distributor, Inc.              INDEPENDENT TRUSTEES COUNSEL
                                                           60 State Street                     Willkie Farr & Gallagher
                                                          Boston, MA 02109                      153 East 53rd Street
                                                                                                 New York, NY 10022
------------------------------------------------------------------------------------------------------------------------------------

2

--------------------------------------------------------------------------------

                            TD WATERHOUSE DOW 30 FUND


DEAR SHAREHOLDER:

--------------------------------------------------------------------------------

We are pleased to provide you with the annual report for the TD Waterhouse Dow 30 Fund (the "Fund") for the fiscal year ended October 31, 2000. Total net assets for the Fund were approximately $160.7 million as of October 31, 2000. The Dow Jones Industrial AverageSM ("DJIA"SM) ended the period up 2.25%, starting at 10,729.86 on October 31, 1999 and finishing at 10,971.14 on October 31, 2000. Over the Fund's past fiscal year, the DJIA has largely remained in a wide range between a low of about 10,000 and a high of about 11,500. On a total return basis, which includes reinvested dividends, the annual return for the DJIA was +3.78%.

Your Fund had a total return for the same period of +3.56%, after expenses. Since the investment objective of the Fund is to match the performance of the DJIA before Fund expenses, we are pleased with these results. As with any investment, past performance is no guarantee of future results and there is no guarantee that the Fund's investment objective will be achieved in the future. We will continue to work diligently, seeking to achieve the objective of the Fund and to provide our shareholders with an investment vehicle designed to closely emulate the performance of the DJIA.

Performance: Dow 30 Fund
       vs. DJIA Index
(returns based on an initial investment of $10,000)

DIJA Index - $13,011
DOW 30 Fund - $12,957

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                Dow 30 Fund Average Annual Return as of 10/31/00:
                                 One Year: 3.56%
                        Since Inception (3/31/98): 10.54%
--------------------------------------------------------------------------------


Note: Performance data quoted represents past performance. As with all investments, past performance is no guarantee of future results. The return is based on a constant investment throughout the period, includes reinvestment of dividends and reflects a net return to the shareholders after all expenses, inclusive of fee waivers. Without this waiver, the Fund's total return would have been lower. The returns shown for the DJIA reflect the reinvestment of dividends but do not include any expenses, since an index has none. It is not possible to invest in an index.

          The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The price performance of each of the DJIA stocks during the 12 months ended October 31, 2000 is shown in the chart below. As can be seen in the chart, there was an unusually wide disparity in performance among the individual stocks. During the period, several companies executed stock splits, including Home Depot Inc. (3-for-2), General Electric Co. (3-for-1), American Express Co. (3-for-1), Alcoa Inc. (2-for-1), Intel Corp. (2-for-1), Citigroup Inc. (4-for-3), and Hewlett-Packard Co. (2-for-1). In addition, Hewlett-Packard Co. spun off its Agilent Technologies Inc. subsidiary.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------

  Price                                          Price
Appreciation* DJIA Component                  Appreciation*    DJIA Component
------------------------------------------------------------------------------------------------
 60.7%       Hewlett-Packard Co.                    0.1%      Int'l Business Machines Corp.
------------------------------------------------------------------------------------------------
 47.2%       The Boeing Co.                        -5.5%      Honeywell International
------------------------------------------------------------------------------------------------
 45.4%       Philip Morris Cos. Inc.               -5.6%      Alcoa Inc.
------------------------------------------------------------------------------------------------
 35.8%       The Walt Disney Co.                  -11.6%      General Motors Corp.
------------------------------------------------------------------------------------------------
 29.6%       Citigroup Inc.                       -12.1%      Johnson & Johnson
------------------------------------------------------------------------------------------------
 26.5%       J.P. Morgan & Co., Inc.              -14.6%      Home Depot Inc.
------------------------------------------------------------------------------------------------
 21.3%       General Electric Co.                 -20.0%      Wal-Mart Stores, Inc.
------------------------------------------------------------------------------------------------
 20.4%       Exxon Mobil Corp.                    -24.9%      McDonald's Corp.
------------------------------------------------------------------------------------------------
 16.9%       American Express Co.                 -25.6%      Microsoft Corp.
------------------------------------------------------------------------------------------------
 16.2%       Intel Corp.                          -29.6%      E.I.  du Pont de  Nemours  and Co.
------------------------------------------------------------------------------------------------
 15.4%       United Technologies Corp.            -30.4%      International Paper Co.
------------------------------------------------------------------------------------------------
 13.3%       SBC Communications Inc.              -31.9%      The Proctor & Gamble Co.
------------------------------------------------------------------------------------------------
 13.0%       Merck & Co., Inc.                    -34.9%      Eastman Kodak Co.
------------------------------------------------------------------------------------------------
  2.3%       The Coca-Cola Company                -36.5%      Caterpillar Inc.
------------------------------------------------------------------------------------------------
  1.6%       Minnesota Mining & Mfg. Co.          -50.4%      AT&T Corp.
------------------------------------------------------------------------------------------------
             (C) 2000 Dow Jones & Company

Notes: *Percentages reflect each stock's price appreciation only. They do not include reinvested dividends. The stocks are listed from the best performer to the worst over the most recent 12-month period. Performance quoted represents past performance and is not a guarantee of future results.

The U.S. stock market's performance over the Fund's most recent fiscal year was marked by significant volatility. Most recently, investor sentiment has been primarily influenced by valuation concerns, as surging oil prices and a falling European currency - the "Euro" pressured the earnings of several companies. Combined with several interest rate increases engineered by the Federal Reserve Open Market Committee ("Federal Reserve"), investors were forced to consider lowering their expectations for the economy's future growth rate and corporate profits. While the U.S. economy expanded at a strong pace over the last four calendar quarters, growing at an average annualized rate of over 5.0%, there are signs that the growth rate could be adjusting to a slower, more sustainable pace. This is largely due to the Federal Reserve's six interest rate increases since June 1999. The ultimate impact of these rate adjustments on corporate earnings, stock prices, economic growth and inflation are uncertain at this point in time.

Looking forward to the next six months, the market's direction will likely be primarily affected by how quickly and by how much the economy slows, as well as by the impact of this slowing on corporate earnings, interest rates, inflationary trends, and money investment flows. In light of today's economic and market environments, we believe the overall quality and underlying financial strength of the companies comprising the DJIA can provide a solid investment foundation for our shareholders' investments in the Fund.

We welcome additional investments into the Fund, and provide a number of attractive ways to invest or add to current positions. The minimum initial investment is $1,000 and $100 for subsequent purchases, although these minimums may be waived for existing customers of TD Waterhouse Investor Services, Inc. ("TD Waterhouse"). For TD Waterhouse IRA accounts, there are no minimum or subsequent investment requirements. A periodic investment plan is also available which requires a minimum investment of $100 monthly or $300 quarterly. Keep in mind, however, that periodic investing neither guarantees a profit nor protects against a loss in a declining market. You may contact TD Waterhouse's mutual funds service department at 1-800-934-4448 and press option number 4 or your local branch office for more information.

Sincerely,



Frank J. Petrilli
President and Chief Operating Officer
TD Waterhouse Group, Inc.

December 12, 2000
An investment in the Fund is neither FDIC-Insured nor guaranteed by the U. S. Government and is not a deposit or obligation guaranteed by any bank and is subject to investment risk, including possible loss of the principal amount invested.

Distributor: Funds Distributor, Inc.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                          ----------------------------
                                TABLE OF CONTENTS
                          ----------------------------







Schedule of Investments ...................................................   6


Statement of Assets and Liabilities .......................................   7


Statement of Operations ...................................................   8


Statement of Changes in Net Assets ........................................   9


Financial Highlights ......................................................  10


Notes to Financial Statements .............................................  11


Report of Independent Auditors ............................................  15

--------------------------------------------------------------------------------
                                                                               5

-----------------------------------------------------------------------------------------------
                            TD WATERHOUSE DOW 30 FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 2000
                                                                     NUMBER OF
                                                                       SHARES            VALUE
-----------------------------------------------------------------------------------------------

COMMON STOCKS
Alcoa Inc.                                                            87,925      $   2,522,348
American Express Co.                                                  87,925          5,275,500
AT&T Corp.                                                            87,925          2,038,761
The Boeing Co.                                                        87,925          5,962,414
Caterpillar Inc.                                                      87,925          3,082,870
Citigroup Inc.                                                        87,925          4,627,053
The Coca-Cola Company                                                 87,925          5,308,472
E.I. du Pont de Nemours and Co.                                       87,925          3,989,597
Eastman Kodak Co.                                                     87,925          3,945,634
Exxon Mobil Corp.                                                     87,925          7,841,811
General Electric Co.                                                  87,925          4,819,389
General Motors Corp.                                                  87,925          5,462,341
Hewlett-Packard Co.                                                   87,925          4,083,017
Home Depot Inc.                                                       87,925          3,780,775
Honeywell International                                               87,925          4,731,464
Intel Corp.                                                           87,925          3,956,625
International Business Machines Corp.                                 87,925          8,660,613
International Paper Co.                                               87,925          3,220,253
J.P. Morgan & Co., Inc.                                               87,925         14,551,588
Johnson & Johnson                                                     87,925          8,100,091
McDonald's Corp.                                                      87,925          2,725,675
Merck & Co., Inc.                                                     87,925          7,907,755
Microsoft Corp.(A)                                                    87,925          6,055,834
Minnesota Mining & Manufacturing Co.                                  87,925          8,495,753
Philip Morris Cos., Inc.                                              87,925          3,220,253
The Proctor & Gamble Co.                                              87,925          6,281,142
SBC Communications Inc.                                               87,925          5,072,173
United Technologies Corp.                                             87,925          6,138,264
Wal-Mart Stores, Inc.                                                 87,925          3,989,597
The Walt Disney Co.                                                   87,925          3,148,814
                                                                                    -----------

TOTAL COMMON STOCKS (cost $152,905,986)--98.9%                                      158,995,876
                                                                                    -----------

OTHER (cost $361,813)--0.2%
Diamonds(SM) Trust, Series 1                                           3,485            381,281
                                                                                    -----------

REPURCHASE AGREEMENT--0.6%
ABN AMRO Inc. (Par Value & Cost $900,000)
~dated 10/31/00, due 11/1/00, 6.61%, in the amount of $900,165
~fully collateralized by $890,000 U.S. Government Securities, 7.12%, 11/15/01,
     value $922,736                                                                     900,000
                                                                                    -----------

U.S. GOVERNMENT OBLIGATIONS (cost $99,392)--0.1%
United States Treasury Bill, dated 12/9/00, matures 12/7/00,
par value $100,000, yield at time of purchase 6.18%(B)                                   99,390
                                                                                    -----------

TOTAL INVESTMENTS (cost $154,267,191)--99.8%                                        160,376,547

OTHER ASSETS AND LIABILITIES, NET--0.2%                                                 327,639
                                                                                    -----------

NET ASSETS--100.0%                                                                 $160,704,186
                                                                                   ============

(A)  Non-income producing security

(B)  Security pledged as collateral on open futures contracts

Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
6


----------------------------------------------------------------------------------------------

          TD WATERHOUSE DOW 30 FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000


ASSETS
    Investments in securities, at value (cost $154,267,191)                      $ 160,376,547
    Dividend and interest receivable                                                   107,341
    Receivable for capital shares sold                                                 361,878
    Receivable for investment securities sold                                        4,109,148
    Receivable from broker                                                             155,589
    Variation margin receivable                                                         22,500
                                                                                 -------------
             TOTAL ASSETS                                                          165,133,003

LIABILITIES
    Bank overdraft                                                                      90,762
    Payable for capital shares redeemed                                                127,892
    Payable for investment securities purchased                                      4,140,923
    Payable to Investment Manager and its affiliates (Note 3)                           11,619
    Other accrued expenses                                                              57,621
                                                                                 -------------
             Total Liabilities                                                       4,428,817
                                                                                 -------------

NET ASSETS                                                                        $160,704,186
                                                                                 =============
    Net assets consist of:
    Paid-in-capital                                                                140,026,169
    Accumulated net realized gains from security transactions                       14,642,193
    Net unrealized appreciation on investments and futures contracts                 6,035,824
                                                                                 -------------
    Net assets, at value                                                          $160,704,186
                                                                                 =============

    Shares of beneficial interest outstanding                                       14,653,522
                                                                                 =============

    Net asset value, redemption price and offering price per share (Note 2)      $       10.97
                                                                                 =============

             Please see accompanying notes to financial statements.
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TD WATERHOUSE DOW 30 FUND


                             STATEMENT OF OPERATIONS
                       For the Year Ended October 31, 2000


INVESTMENT INCOME
    Dividend income                                              $  2,682,335
    Interest income                                                    12,179
                                                                 ------------

    TOTAL INVESTMENT INCOME                                         2,694,514
                                                                 ------------

EXPENSES
    Shareholder servicing fees (Note 3)                               439,598
    Investment management fees (Note 3)                               351,678
    Custody fees (Note 2)                                              91,928
    Transfer agent fees (Note 3)                                       87,920
    Professional fees                                                  78,831
    Registration fees                                                  55,675
    Shareholder reports and mailing                                    49,355
    Trustees' fees                                                     22,589
    Other expenses                                                     13,021
                                                                 ------------
    TOTAL EXPENSES                                                  1,190,595

Fees waived/expenses reimbursed by the Investment Manager
    and its affiliates (Note 3)                                      (751,009)
                                                                 ------------
    NET EXPENSES                                                      439,586
                                                                 ------------

    NET INVESTMENT INCOME                                           2,254,928
                                                                 ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions                  15,234,788
    Net change in unrealized depreciation on investments          (11,035,243)
    Net change in unrealized depreciation on futures contracts        (73,532)
                                                                 ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                    4,126,013
                                                                 ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  6,380,941
                                                                 ============


             Please see accompanying notes to financial statements.
--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

                                            TD WATERHOUSE DOW 30 FUND

                                       STATEMENT OF CHANGES IN NET ASSETS



                                                                            Year                          Year
                                                                            Ended                         Ended
                                                                         October 31,                   October 31,
                                                                            2000                          1999
                                                                       --------------                -------------
OPERATIONS:
   Net investment income                                               $    2,254,928               $    1,622,456
   Net realized gains from security transactions                           15,234,788                    2,545,555
   Net change in unrealized appreciation/depreciation on investments      (11,108,775)                  17,310,316
                                                                       --------------                -------------
Net increase in net assets from operations                                  6,380,941                   21,478,327
                                                                       --------------                -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                              (2,264,934)                  (1,622,456)
   In excess of net investment income                                              --                       (2,724)
   From net realized gains on security transactions                        (3,057,262)                          --
                                                                       --------------                -------------
Total distributions to shareholders                                        (5,322,196)                  (1,625,180)
                                                                       --------------                -------------


CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               88,503,495                  155,677,326
   Reinvestment of dividends                                                5,322,196                    1,625,180
   Payments for shares redeemed                                          (109,491,695)                 (64,055,262)
                                                                       --------------                -------------
Net increase (decrease) in net assets from capital share transactions     (15,666,004)                  93,247,244
                                                                       --------------                -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (14,607,259)                 113,100,391


NET ASSETS:
   Beginning of period                                                    175,311,445                   62,211,054
                                                                       --------------                -------------
   End of period                                                         $160,704,186                 $175,311,445
                                                                       ==============                =============


CAPITAL STOCK TRANSACTIONS:
   Shares sold                                                              8,195,894                   15,233,177
   Shares issued for dividends reinvested                                     492,427                      159,759
   Shares redeemed                                                        (10,094,133)                  (6,294,226)
   Effect of reverse stock split                                             (281,516)                          --
                                                                       --------------                -------------
   Net increase (decrease) in shares outstanding                           (1,687,328)                   9,098,710
                                                                       ==============                =============

             Please see accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
                            TD WATERHOUSE DOW 30 FUND

                              FINANCIAL HIGHLIGHTS


Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been derived from the Fund's financial statements.


                                                                    Year                   Year                Period
                                                                    Ended                  Ended                Ended
                                                                 October 31,            October 31,          October 31,
                                                                    2000                   1999+               1998*+
                                                              ---------------        ---------------        --------------
PER SHARE OPERATING PERFORMANCE
       Net asset value, beginning of period                   $         10.91        $          8.74        $       8.93
                                                              ---------------        ---------------        --------------

INVESTMENT OPERATIONS
       Net investment income                                             0.13                   0.14                0.08
       Net realized and unrealized gains (losses) on
          investments                                                    0.25                   2.17               (0.19)
                                                              ---------------        ---------------        --------------
       Total From Investment Operations                                  0.38                   2.31               (0.11)

DISTRIBUTIONS TO SHAREHOLDERS
       Distributions from net investment income                         (0.13)                 (0.14)              (0.08)
       Distributions from realized gains on investments                 (0.19)                    --                  --
                                                              ---------------        ---------------        --------------

       TOTAL DISTRIBUTIONS                                              (0.32)                 (0.14)              (0.08)

Net asset value, end of period                                $         10.97        $         10.91        $       8.74
                                                              ===============        ===============        ==============



RATIOS
       Ratio of net expenses to average net assets                       0.25%                  0.25%               0.25%(A)
       Ratio of net investment income to average net assets              1.28%                  1.37%               1.48%(A)
       Decrease reflected in above expense ratio due to
       waivers/reimbursements by the Investment Manager
       and its affiliates (Note 3)                                       0.43%                  0.43%               0.55%(A)

Supplemental Data
       Portfolio turnover rate                                             38%                    47%                  8%(A)
       Total investment return (B)                                       3.56%                 26.72%              (1.19%)
       Net assets, end of period                               $  160,704,186        $   175,311,445        $  62,211,054
                                                              ===============        ===============        ==============

       Average net assets                                      $  175,715,409        $   118,399,466        $  28,460,853
                                                              ===============        ===============        ==============


*    The Fund commenced operations on March 31, 1998.

+ Adjusted for a .983262 to 1 reverse stock split paid to shareholders of record on December 2, 1999. (A) Annualized. (B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

(A)  Annualized

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

                            TD WATERHOUSE DOW 30 FUND


                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED OCTOBER 31, 2000


NOTE 1 -- ORGANIZATION

TD Waterhouse Trust (the "Trust") was organized as a Delaware business trust on August 6, 1999. The Trust is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act") and currently consists of eight funds including the TDWaterhouse Dow 30 Fund (the "Fund"). Shares of beneficial interest of the Trust are registered under the Securities Act of 1933, as amended. The investment objective of the Fund is to seek to track the total return of the Dow Jones Industrial AverageSM before Fund expenses. The Fund commenced operations on March 31, 1998 and became part of the Trust on November 5, 1999. It is a non-diversified portfolio.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Share Valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Securities Valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase Agreements -- The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Futures Contracts -- The Fund may invest in stock index futures contracts. The Fund is required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. The Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

As of October 31, 2000, the Fund had the following open futures contracts: 18 DJIA Index Futures contracts expiring in December 2000, market value covered by the contracts of $1,983,960, and unrealized depreciation of $73,532.

Investment Income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
                            TD WATERHOUSE DOW 30 FUND


                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED OCTOBER 31, 2000
                                   (CONTINUED)


Distributions to Shareholders -- Dividends arising from net investment income, if any, are declared daily and paid monthly. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Securities Transactions -- Securities transactions are accounted for on the trade date. Realized gain and loss from securities transactions are recorded on a specific identification basis.

Expenses -- Expenses directly attributable to the Fund are charged to the Fund's operations. Expenses which are applicable to all funds in the Trust are allocated on a pro rata basis.

Use of Estimates -- The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

Federal Income Taxes -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Reclassification of Capital Components -- As of October 31, 2000, to reflect permanent book to tax differences, the Fund reclassified $10,006 from accumulated net realized gains from security transactions to undistributed net investment income. This reclassification had no effect on net assets or net asset value per share.

NOTE 3-- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES OF THE INVESTMENT MANAGER

Under the terms of an Investment Management Agreement with TD Waterhouse Asset Management, Inc. (the "Investment Manager"), a majority-owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to the Fund, the Fund pays the Investment Manager an annual investment management fee, equal to .20 of 1% of the average daily net assets of the Fund. The Investment Manager will limit the Fund's overall expense ratio to no more than 0.45% on an annual basis; however, for the fiscal year ended October 31, 2000, the investment manager limited expenses to 0.25%. All expense limitations are voluntary. For the year ended October 31, 2000, the Investment Manager voluntarily waived $300,404 of its investment management fee.

TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), an affiliate of the Investment Manager, has been retained under an Administration Agreement to perform certain administrative services for the Fund. For the administrative services rendered to the Fund, the Investment Manager (not the Fund) pays TD Waterhouse a monthly fee at an annual rate of .10 of 1% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
12

                            TD WATERHOUSE DOW 30 FUND


                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED OCTOBER 31, 2000
                                   (CONTINUED)


TD Waterhouse has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of the Fund. The shareholder service plan adopted by the Fund provides that the Fund pay TD Waterhouse a monthly fee at an annual rate of .25 of 1% of average daily net assets. For the year ended October 31, 2000, TD Waterhouse voluntarily waived $375,504 of its shareholder servicing fee for the Fund.

The Fund has entered into a Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. (the "Transfer Agent"), an affiliate of the Investment Manager, to perform transfer and dividend disbursing agency-related services. For such services, the Fund pays the Transfer Agent a monthly fee at an annual rate of .05 of 1% of average daily net assets. For the year ended October 31, 2000, the Transfer Agent voluntarily waived $75,101 of its transfer agent fee for the Fund.

Each Trustee who is not an "interested person" as defined in the Act, who serves on the Board of Trustees/Directors of one or more investment companies in the "Fund Complex" (which includes the Trust, TD Waterhouse Family of Funds, Inc. and National Investors Cash Management Fund, Inc.) receives:

1.   a base annual retainer of $15,000, payable quarterly,

2. a supplemental annual retainer of $6,000, if serving on the Board of Trustees/Directors of more than two companies in the Fund Complex,

3. an additional supplemental annual retainer of $2,500, if serving on the Board of Trustees/Directors of three or more companies in the Fund Complex, and

4.   a meeting fee of $3,000 for each meeting attended.

Compensation is allocated among the companies and the respective funds.

The Fund placed all of its portfolio transactions with TD Waterhouse. There were no commissions paid to TD Waterhouse for the year ended October 31, 2000.


NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investment securities, other
than  short-term   investments,   amounted  to  $66,208,252   and   $82,263,317,
respectively, for the year ended October 31, 2000.

The  cost  of  portfolio   investments  for  Federal  income  tax  purposes  was
substantially the same as the cost for financial reporting purposes as of October 31, 2000. Accordingly, net unrealized appreciation for Federal income tax purposes aggregated $6,109,356, consisting of $21,009,271 gross unrealized appreciation and $14,899,915 gross unrealized depreciation.

--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
                            TD WATERHOUSE DOW 30 FUND


                NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000
                                   (CONTINUED)


NOTE 5 -- SUBSEQUENT EVENT

On December 8, 2000, the Fund paid a capital gain distribution to shareholders of record on December 7, 2000 in the amount of $1.20 per share (the short-term capital gain distribution was $0.22 per share and the long-term capital gain distribution was $0.98 per share). On the same day, the Fund declared a reverse share split with a factor of 0.88674 in order to restore the Fund's net asset value per share to at or near .001 (or 1/1000) of the closing value of the Dow Jones Industrial Average.

NOTE 6-- FEDERAL TAX INFORMATION (UNAUDITED)

As required by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid, (if any), for the 2000 calendar year early in 2001.


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

                         Report of Independent Auditors


Shareholders and Board of Trustees
TD Waterhouse Dow 30 Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TD Waterhouse Dow 30 Fund (one of the funds comprising TD Waterhouse Trust) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TD Waterhouse Dow 30 Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                            /s/Ernst & Young


New York, New York
December 1, 2000

--------------------------------------------------------------------------------
                                                                              15

                              [TD WATERHOUSE LOGO]

                               How easy is this.

                               $12 online trades


-----------------The global online financial services firm----------------------

          www.tdwaterhouse.com web phone: www.wtdw.com 1.800.934.4448
                            170 branches nationwide